CHIEF FOCUS ON THE FUTURE OFFICER CHIEF I'M A WINNER OFFICER CHIEF UP BRIGHT AND EARLY OFFICER CHIEF FOLLOW A GREAT OFFICER CHIEF READY FOR ANYTHING OFFICER CHIEF ORGANIZE A FAMILY VACATION OFFICER CHIEF SAVE FOR A NEW HOUSE OFFICER CHIEF CONTRIBUTE TO MY 401(k) OFFICER CHIEF VOLUNTEER IN MY COMMUNITY OFFICER CHIEF PLAN FOR TOMORROW OFFICER CHIEF FOLLOW MY PASSIONS OFFICER CHIEF PLAN FOR TOMORROW OFFICER CHIEF ORGANIZE A FAMILY VACATION OFFICER CHIEF FINANCIAL ADVISOR OFFICER CHIEF DETERMINED TO SUCCEED OFFICER CHIEF SAVE FOR A VACATION

Statistical Supplement

First Quarter 2014

Lincoln Financial Group®

You're In Charge®

CHIEF PLAN FOR TOMORROW OFFICER CHIEF ORGANIZE A FAMILY VACATION OFFICER CHIEF FINANCIAL ADVISOR OFFICER CHIEF RECYCLE MY WATER BOTTLES OFFICER CHIEF FOCUS ON THE FUTURE OFFICER CHIEF I'M A WINNER OFFICER CHIEF UP BRIGHT AND EARLY OFFICER CHIEF FOLLOW A GREAT OFFICER CHIEF READY FOR ANYTHING OFFICER CHIEF DETERMINED TO SUCCEED OFFICER CHIEF SAVE FOR A NEW HOUSE OFFICER CHIEF CONTRIBUTE TO MY 401(k) OFFICER CHIEF FOLLOW MY PASSIONS OFFICER CHIEF VOLUNTEER IN MY COMMUNITY OFFICER CHIEF LIFE OFFICER CHIEF PLAN FOR TOMORROW OFFICER CHIEF SAVE

Lincoln Financial Group
Table of Contents

Analyst Coverage	1
Notes	2
Consolidated Statements of Income (Loss)	3
Consolidated Balance Sheets	4
Earnings, Shares, Return on Equity and Return to Stockholder Highlights	5
Income (Loss) from Operations, Average Equity and ROE By Segment	6
Sources of Earnings	7
Select Earnings Drivers By Segment	8
Deposits, Net Flows and Account Balances By Segment	9
Sales By Segment	10
Operating Revenues and General and Administrative Expenses By Segment	11
Operating Commissions and Other Expenses	12
Interest Rate Yields and Spreads By Segment	13
Select Investment Data	14
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC	15
Select Liquidity and Ratings Agency Data	16
Select Earnings and Operational Data:
Annuities	17
Retirement Plan Services	18
Life Insurance	19
Group Protection	20
Other Operations	21
DAC, VOBA, DSI and DFEL Roll Forwards:
Consolidated	22
Annuities	23
Retirement Plan Services, Life Insurance and Group Protection	24
Account Value Roll Forwards:
Annuities	25
Retirement Plan Services	26
Life Insurance	27
Select Non-GAAP to GAAP Reconciliations	28

Lincoln Financial Group
Analyst Coverage

Firm	Analyst	Phone Number
Bank of America - Merrill Lynch	Seth Weiss	646-855-3783
Barclays Capital	Jay Gelb	212-526-1561
Citi Research	Erik Bass	212-816-5257
Credit Suisse	Tom Gallagher	212-538-2010
Deutsche Bank	Yaron Kinar	212-250-7927
Evercore Partners	Mark Finkelstein	312-445-6440
FBR Capital Markets	Randy Binner	703-312-1890
Goldman Sachs and Company	Christopher Giovanni	212-357-3560
J.P. Morgan Securities	Jimmy Bhullar	212-622-6397
Janney Capital Markets	Bob Glasspiegel	860-724-1203
Keefe, Bruyette and Woods	Ryan Krueger	860-722-5930
Macquarie Capital	Sean Dargan	212-231-0663
Morgan Stanley	Nigel Dally	212-761-4132
Raymond James and Associates	Steven Schwartz	312-612-7686
RBC Capital	Eric Berg	212-618-7593
Sandler O'Neil and Partners	Edward Shields	312-281-3487
Scotia Capital	Joanne Smith	212-225-5071
Sterne, Agee and Leach, Inc.	John Nadel	212-338-4717
UBS	Suneet Kamath	212-713-1355
Wells Fargo Securities	John Hall	212-214-8032

Investor Inquiries May Be Directed To
Jim Sjoreen, Senior Vice President, Investor Relations
Email: Jim.Sjoreen@lfg.com
Voice: 484-583-1420
Fax: 484-583-3962

Notes
This list is provided for informational purposes only. Lincoln Financial Group does not endorse the analyses, conclusions or recommendations contained in any report issued by these or any other analysts.

Lincoln Financial Group's Statistical Supplement will be available immediately after the release of earnings for each quarter through our Investor Relations website:
www.lfg.com/investor.

Lincoln Financial Group
Notes

Computations
The quarterly financial information for the current year may not sum to the corresponding year-to-date amount because both are rounded to millions.

The financial ratios reported herein are calculated using whole dollars instead of dollars rounded to millions.

If the effect of equity classification would result in a more dilutive Earnings Per Share (“EPS”), the numerator used in the calculation of our diluted EPS is adjusted to remove the mark-to-market adjustment for deferred units of LNC stock in our deferred compensation plans. In addition, for any period where a loss from continuing operations is experienced, shares used in the diluted EPS calculation represent basic shares, as using dilutive shares would be anti-dilutive to the calculation. In these periods, we would also exclude the deferred compensation adjustment.

Return on equity (“ROE”) measures how efficiently we generate profits from the resources provided by our net assets. ROE is calculated by dividing annualized net income (loss) (or income (loss) from operations) by average equity, excluding accumulated other comprehensive income (loss) (“AOCI”). Management evaluates consolidated ROE by both including and excluding the effect of average goodwill.

Book value per share, excluding AOCI, is calculated by dividing stockholders' equity, excluding AOCI, by common shares outstanding assuming the conversion of our Series A preferred shares. We provide book value per share, excluding AOCI, to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations.

Pre-tax net margin is calculated by dividing income (loss) from operations before taxes by net revenue, which is defined as total operating revenues less interest credited.

Definitions
Holding company available liquidity consists of cash and invested cash, excluding cash held as collateral, and certain short-term investments that can be readily converted into cash, net of commercial paper outstanding.

Sales as reported consist of the following:
• MoneyGuard®, our linked-benefit product – 15% of total expected premium deposits;
• Single premium bank-owned universal life and variable universal life (“BOLI”) – 15% of single premium deposits;
• Universal life (“UL”), variable universal life (“VUL”), and corporate-owned UL and VUL (“COLI”) – first year commissionable premiums plus 5% of excess premiums received, including an adjustment for internal replacements of approximately 50% of commissionable premiums;
• Term – 100% of annualized first year premiums;
• Annuities – deposits from new and existing customers; and
• Group Protection – annualized first year premiums from new policies.

Throughout the document, “after-DAC” refers to the associated amortization expense of deferred acquisition costs (“DAC”), value of business acquired (“VOBA”), deferred sales inducements (“DSI”) and deferred front-end loads (“DFEL”) and changes in other contract holder funds.

Sources of Earnings are defined as follows:
• Investment spread earnings consist primarily of net investment income, net of interest credited earned on the underlying general account investments supporting our fixed products less related expenses.
• Mortality/morbidity earnings result from mortality margins, morbidity margins, and certain expense assessments and related fees that are a function of the rates priced into the product and level of insurance in force.
• Fees on Assets Under Management (“AUM”) earnings results consist primarily of asset-based fees charged based on variable account values less associated benefits and related expenses.
• Variable Annuity (“VA”) Riders earnings consist of fees charged to the contract holder related to guaranteed benefit rider features, less the net valuation premium and associated change in benefit reserves and related expenses.
Page 2a

Lincoln Financial Group
Notes

Non-GAAP Performance Measures

Non-GAAP measures do not replace the most directly comparable GAAP measures, and we have included detailed reconciliations herein.

We exclude the after-tax effects of the following items from GAAP net income (loss) to arrive at income (loss) from operations:
• Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪ Sales or disposals and impairments of securities;
▪ Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities (“gain (loss) on the mark-to-market on certain instruments”);
▪ Changes in the fair value of the derivatives we own to hedge our guaranteed death benefit (“GDB”) riders reflected within variable annuity net derivative results;
▪ Changes in the fair value of the embedded derivatives of our guaranteed living benefit (“GLB”) riders accounted for at fair value, net of the change in the fair value of the derivatives we own to hedge them reflected within variable annuity net derivative results; and
▪ Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value (“indexed annuity forward-starting option”);
• Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders (“benefit ratio unlocking”) reflected within variable annuity net derivative results;
• Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
• Gains (losses) on early extinguishment of debt;
• Losses from the impairment of intangible assets;
• Income (loss) from discontinued operations; and
• Income (loss) from the initial adoption of new accounting standards.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items:
• Excluded realized gain (loss);
• Revenue adjustments from the initial adoption of new accounting standards;
• Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
• Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.

Management believes that the non-GAAP performance measures discussed above explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current business because the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments. In addition, we believe that our definitions of operating revenues and income from operations provide investors with more valuable measures of our performance because they better reveal trends in our business.

Statistical Supplement is Dated
The financial data in this document is dated April 30, 2014, and has not been updated since that date. Lincoln Financial Group does not intend to update this document.

Page 2b

Lincoln Financial Group
Consolidated Statements of Income (Loss)
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended
	3/31/13	6/30/13	9/30/13	12/31/13	3/31/14	Change
Revenues
Insurance premiums	$654	$674	$672	$687	$739	13.0%
Fee income	958	983	1,032	1,095	1,098	14.6%
Net investment income	1,150	1,213	1,180	1,211	1,208	5.0%
Realized gain (loss):
Other-than-temporary impairment (“OTTI”)	(14)	(19)	(19)	(18)	(3)	78.6%
Realized gain (loss), excluding OTTI	(45)	2	(9)	(12)	(15)	60.0%
Total realized gain (loss)	(59)	(17)	(28)	(30)	(18)	69.5%
Amortization of deferred gains on business
sold through reinsurance	19	19	19	18	19	0.0%
Other revenues	117	127	134	141	130	11.1%
Total revenues	2,839	2,999	3,009	3,122	3,176	11.9%

Expenses
Interest credited	617	627	627	639	633	2.6%
Benefits	958	991	945	968	1,078	12.5%
Commissions and other expenses	895	898	928	980	971	8.5%
Interest and debt expense	64	65	67	68	67	4.7%
Total expenses	2,534	2,581	2,567	2,655	2,749	8.5%
Income (loss) from continuing operations before taxes	305	418	442	467	427	40.0%
Federal income tax expense (benefit)	66	101	105	116	98	48.5%
Net income (loss)	$239	$317	$337	$351	$329	37.7%
Adjustment for LNC stock units in our
deferred compensation plans	-	-	-	-	(1)	NM
Net income (loss) available to common
stockholders – diluted	$239	$317	$337	$351	$328	37.2%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$0.86	$1.15	$1.23	$1.29	$1.21	40.7%

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	3/31/13	6/30/13	9/30/13	12/31/13	3/31/14	Change
ASSETS
Investments:
Available-for-sale (“AFS”) securities:
Corporate bonds	$69,274	$67,938	$68,525	$68,937	$71,681	3.5%
U.S. government bonds	432	408	368	367	388	-10.2%
Foreign government bonds	626	564	576	549	559	-10.7%
Mortgage-backed securities	6,542	5,961	5,445	5,078	4,944	-24.4%
Asset-backed collateralized debt obligations	173	165	194	225	241	39.3%
State and municipal bonds	4,430	4,048	3,976	3,918	4,204	-5.1%
Hybrid and redeemable preferred securities	1,234	1,151	1,051	1,004	971	-21.3%
VIEs' fixed maturity securities	708	698	699	697	597	-15.7%
Equity securities	148	209	185	201	207	39.9%
Total AFS securities	83,567	81,142	81,019	80,976	83,792	0.3%
Trading securities	2,528	2,391	2,354	2,282	2,316	-8.4%
Mortgage loans on real estate	7,057	7,033	7,127	7,210	7,089	0.5%
Real estate	65	60	56	47	42	-35.4%
Policy loans	2,727	2,700	2,679	2,677	2,687	-1.5%
Derivative investments	2,268	1,683	1,114	881	1,044	-54.0%
Other investments	1,073	1,158	1,219	1,218	1,237	15.3%
Total investments	99,285	96,167	95,568	95,291	98,207	-1.1%
Cash and invested cash	3,107	2,574	2,650	2,364	1,849	-40.5%
DAC and VOBA	6,936	8,214	8,500	8,886	8,454	21.9%
Premiums and fees receivable	440	430	427	420	504	14.5%
Accrued investment income	1,078	1,052	1,111	1,029	1,116	3.5%
Reinsurance recoverables	6,489	6,385	6,528	6,041	5,984	-7.8%
Funds withheld reinsurance assets	798	788	782	776	772	-3.3%
Goodwill	2,273	2,273	2,273	2,273	2,273	0.0%
Other assets	2,569	2,655	2,709	2,730	3,822	48.8%
Separate account assets	101,366	102,783	109,376	117,135	118,968	17.4%
Total assets	$224,341	$223,321	$229,924	$236,945	$241,949	7.8%

Page 4a

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	3/31/13	6/30/13	9/30/13	12/31/13	3/31/14	Change
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Future contract benefits	$19,149	$18,214	$18,138	$17,251	$18,997	-0.8%
Other contract holder funds	72,760	73,830	74,106	74,548	74,507	2.4%
Short-term debt	706	506	503	501	-	-100.0%
Long-term debt by rating agency leverage definitions:
Operating (see note (1) on page 16 for details)	1,122	1,122	1,122	1,122	1,122	0.0%
Financial	3,767	3,928	4,243	4,198	4,258	13.0%
Reinsurance related embedded derivatives	199	131	121	108	135	-32.2%
Funds withheld reinsurance liabilities	926	926	898	867	843	-9.0%
Deferred gain on business sold through reinsurance	301	282	263	245	226	-24.9%
Payables for collateral on investments	4,107	4,252	3,553	3,238	3,519	-14.3%
VIEs' liabilities	113	101	67	27	22	-80.5%
Other liabilities	4,963	3,929	4,145	4,252	4,866	-2.0%
Separate account liabilities	101,366	102,783	109,376	117,135	118,968	17.4%
Total liabilities	209,479	210,004	216,535	223,492	227,463	8.6%

Stockholders’ Equity
Common stock	7,043	6,937	6,886	6,877	6,805	-3.4%
Retained earnings	4,238	4,487	4,753	5,013	5,228	23.4%
AOCI:
Unrealized gain (loss) on AFS securities	3,777	2,033	1,870	1,609	2,523	-33.2%
Unrealized OTTI on AFS securities	(87)	(84)	(84)	(78)	(79)	9.2%
Unrealized gain (loss) on derivative instruments	203	259	270	256	239	17.7%
Foreign currency translation adjustment	(6)	(5)	(5)	(5)	(10)	-66.7%
Funded status of employee benefit plans	(306)	(310)	(301)	(219)	(220)	28.1%
Total AOCI	3,581	1,893	1,750	1,563	2,453	-31.5%
Total stockholders’ equity	14,862	13,317	13,389	13,453	14,486	-2.5%
Total liabilities and stockholders’ equity	$224,341	$223,321	$229,924	$236,945	$241,949	7.8%

Page 4b

Lincoln Financial Group
Earnings, Shares, Return on Equity and Return to Stockholder Highlights
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended
	3/31/13	6/30/13	9/30/13	12/31/13	3/31/14	Change
Income (Loss)
Income (loss) from operations	$285	$351	$367	$382	$365	28.1%
Net income (loss)	239	317	337	351	329	37.7%

Earnings (Loss) Per Diluted Share
Income (loss) from operations	$1.02	$1.27	$1.34	$1.40	$1.34	31.4%
Net income (loss)	0.86	1.15	1.23	1.29	1.21	40.7%

Average Stockholders’ Equity
Average equity, including AOCI	$14,918	$14,089	$13,353	$13,421	$13,969	-6.4%
Average AOCI	3,695	2,737	1,821	1,656	2,008	-45.7%
Average equity, excluding AOCI	$11,223	$11,352	$11,532	$11,765	$11,961	6.6%

ROE
Income (loss) from operations	10.2%	12.4%	12.7%	13.0%	12.2%
Net income (loss)	8.5%	11.2%	11.7%	11.9%	11.0%

Per Share
Dividends declared during the period	$0.12	$0.12	$0.12	$0.16	$0.16	33.3%
Book value, including AOCI	55.33	50.37	51.04	51.17	54.94	-0.7%
Book value, excluding AOCI	42.00	43.21	44.37	45.23	45.63	8.6%

Shares
Repurchased during the period	3.4	4.3	2.3	2.0	3.0	-11.4%
Average for the period – diluted	278.6	275.7	273.7	272.8	272.1	-2.3%
End-of-period – assuming conversion of preferred	268.6	264.4	262.3	262.9	263.7	-1.8%
End-of-period – diluted	277.2	273.9	272.5	272.2	270.4	-2.5%

Cash Returned to Common Stockholders
Shares repurchased	$100	$150	$100	$100	$150	50.0%
Common dividends	33	32	32	31	42	27.3%
Total cash returned to common stockholders	$133	$182	$132	$131	$192	44.4%

Lincoln Financial Group
Income (Loss) from Operations, Average Equity and ROE By Segment
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/13	6/30/13	9/30/13	12/31/13	3/31/14	Change
Income (Loss) from Operations
Annuities	$159	$195	$198	$199	$216	35.8%
Retirement Plan Services	35	39	33	34	39	11.4%
Life Insurance	112	135	140	157	120	7.1%
Group Protection	14	22	23	11	20	42.9%
Other Operations	(35)	(40)	(27)	(19)	(30)	14.3%
Income (loss) from operations	$285	$351	$367	$382	$365	28.1%

Average Equity, Excluding AOCI
Segment equity, excluding goodwill:
Annuities	$2,977	$2,978	$3,009	$3,079	$3,225	8.3%
Retirement Plan Services	908	970	983	979	969	6.7%
Life Insurance	5,998	6,125	6,196	6,058	5,989	-0.2%
Group Protection	1,036	1,062	1,083	1,121	1,157	11.7%
Total segment equity, excluding goodwill	10,919	11,135	11,271	11,237	11,340	3.9%
Other Operations and goodwill	304	217	261	528	621	104.3%
Total average equity, excluding AOCI	$11,223	$11,352	$11,532	$11,765	$11,961	6.6%

ROE
Segment ROE, excluding goodwill:
Annuities	21.3%	26.1%	26.3%	25.9%	26.8%
Retirement Plan Services	15.5%	16.2%	13.5%	13.7%	16.1%
Life Insurance	7.5%	8.8%	9.1%	10.4%	8.0%
Group Protection	5.6%	8.4%	8.6%	3.9%	6.8%
Consolidated ROE – income (loss) from operations	10.2%	12.4%	12.7%	13.0%	12.2%

Lincoln Financial Group
Sources of Earnings
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	3/31/13	6/30/13	9/30/13	12/31/13	3/31/14	Change	12/31/12	12/31/13	Change
Income (Loss) from Operations, Before Income Taxes
Annuities	$194	$243	$239	$252	$266	37.1%	$716	$927	29.5%
Retirement Plan Services	48	54	44	44	53	10.4%	168	190	13.1%
Life Insurance	167	201	211	234	178	6.6%	838	812	-3.1%
Group Protection	22	34	36	17	30	36.4%	111	109	-1.8%
Other Operations	(56)	(62)	(42)	(33)	(46)	17.9%	(264)	(192)	27.3%
Income (loss) from operations, before income taxes	$375	$470	$488	$514	$481	28.3%	$1,569	$1,846	17.7%

Sources of Earnings, Before Income Taxes
Investment spread	$179	$206	$190	$198	$181	1.1%	$765	$772	0.9%
Mortality/morbidity	105	130	139	134	118	12.4%	515	507	-1.6%
Fees on AUM	124	167	181	177	189	52.4%	502	649	29.3%
VA riders	23	29	20	38	39	69.6%	51	110	115.7%
Total sources of earnings, before income taxes	431	532	530	547	527	22.3%	1,833	2,038	11.2%
Other Operations	(56)	(62)	(42)	(33)	(46)	17.9%	(264)	(192)	27.3%
Total operating earnings, before income taxes	$375	$470	$488	$514	$481	28.3%	$1,569	$1,846	17.7%

Sources of Earnings, Before Income Taxes, % By Component
Investment spread	41.6%	38.5%	35.8%	36.2%	34.2%		41.7%	37.8%
Mortality/morbidity	24.3%	24.5%	26.2%	24.4%	22.5%		28.1%	24.9%
Fees on AUM	28.8%	31.5%	34.2%	32.5%	35.9%		27.4%	31.9%
VA riders	5.3%	5.5%	3.8%	6.9%	7.4%		2.8%	5.4%
Total	100.0%	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%

Lincoln Financial Group
Select Earnings Drivers By Segment
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/13	6/30/13	9/30/13	12/31/13	3/31/14	Change
Annuities
Operating revenues	$777	$817	$842	$886	$909	17.0%
Average account values	99,545	103,561	106,490	111,995	115,282	15.8%
Net flows	885	1,703	1,235	1,190	695	-21.5%

Retirement Plan Services
Operating revenues	$260	$271	$269	$271	$271	4.2%
Average account values	45,374	47,078	48,344	50,496	51,460	13.4%
Net flows	344	337	219	(107)	(361)	NM

Life Insurance
Operating revenues	$1,241	$1,284	$1,301	$1,344	$1,337	7.7%
Average account values	37,671	38,231	38,801	39,636	40,333	7.1%
Average in-force face amount	592,304	597,542	604,585	612,477	619,715	4.6%
Net flows	848	889	862	1,112	829	-2.2%

Group Protection
Operating revenues	$550	$575	$561	$575	$610	10.9%
Non-medical earned premiums	475	482	494	502	533	12.2%

Consolidated
Operating revenues	$2,930	$3,049	$3,073	$3,187	$3,233	10.3%
Average account values	182,590	188,870	193,635	202,127	207,075	13.4%
Net flows	2,077	2,929	2,316	2,195	1,163	-44.0%

Lincoln Financial Group
Deposits, Net Flows and Account Balances By Segment
Unaudited (millions of dollars)

	As of or For the Three Months Ended
	3/31/13	6/30/13	9/30/13	12/31/13	3/31/14	Change
Deposits
Annuities	$3,219	$4,181	$3,640	$3,733	$3,379	5.0%
Retirement Plan Services	1,667	1,617	1,860	1,643	1,758	5.5%
Life Insurance	1,240	1,253	1,230	1,445	1,266	2.1%
Total deposits	$6,126	$7,051	$6,730	$6,821	$6,403	4.5%

Net Flows
Annuities	$885	$1,703	$1,235	$1,190	$695	-21.5%
Retirement Plan Services	344	337	219	(107)	(361)	NM
Life Insurance	848	889	862	1,112	829	-2.2%
Total net flows	$2,077	$2,929	$2,316	$2,195	$1,163	-44.0%

Account Balances as of End-of-Period
Annuities	$101,414	$103,093	$108,699	$115,090	$116,784	15.2%
Retirement Plan Services	46,442	47,097	49,309	51,618	51,851	11.6%
Life Insurance	38,018	38,446	39,157	40,113	40,552	6.7%
Total account balances	$185,874	$188,636	$197,165	$206,821	$209,187	12.5%

Average Account Balances
Annuities	$99,545	$103,561	$106,490	$111,995	$115,282	15.8%
Retirement Plan Services	45,374	47,078	48,344	50,496	51,460	13.4%
Life Insurance	37,671	38,231	38,801	39,636	40,333	7.1%
Total average account balances	$182,590	$188,870	$193,635	$202,127	$207,075	13.4%

Lincoln Financial Group
Sales By Segment
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/13	6/30/13	9/30/13	12/31/13	3/31/14	Change
Sales
Annuities:
Variable	$2,939	$3,917	$3,407	$3,454	$2,947	0.3%
Fixed	280	264	233	279	432	54.3%
Total Annuities	$3,219	$4,181	$3,640	$3,733	$3,379	5.0%

Retirement Plan Services:
First year sales	$447	$520	$766	$566	$432	-3.3%
Recurring deposits	1,220	1,097	1,094	1,077	1,326	8.7%
Total Retirement Plan Services	$1,667	$1,617	$1,860	$1,643	$1,758	5.5%

Life Insurance:
UL:
Excluding MoneyGuard® and indexed UL	$31	$30	$32	$29	$21	-32.3%
MoneyGuard®	46	51	44	46	34	-26.1%
Indexed UL	9	11	17	19	18	100.0%
Total UL	86	92	93	94	73	-15.1%
VUL	23	32	36	51	46	100.0%
Term	16	23	24	26	23	43.8%
Total individual life insurance	125	147	153	171	142	13.6%
COLI and BOLI	26	39	15	16	3	-88.5%
Total Life Insurance	$151	$186	$168	$187	$145	-4.0%

Group Protection:
Life	$31	$33	$43	$128	$31	0.0%
Disability	31	42	47	108	26	-16.1%
Dental	9	20	17	32	7	-22.2%
Total Group Protection	$71	$95	$107	$268	$64	-9.9%

Lincoln Financial Group
Operating Revenues and General and Administrative Expenses By Segment
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/13	6/30/13	9/30/13	12/31/13	3/31/14	Change
Operating Revenues
Annuities	$777	$817	$842	$886	$909	17.0%
Retirement Plan Services	260	271	269	271	271	4.2%
Life Insurance	1,241	1,284	1,301	1,344	1,337	7.7%
Group Protection	550	575	561	575	610	10.9%
Other Operations	102	102	100	111	106	3.9%
Total	$2,930	$3,049	$3,073	$3,187	$3,233	10.3%

General and Administrative Expenses,
Net of Amounts Capitalized
Annuities	$97	$101	$106	$116	$110	13.4%
Retirement Plan Services	66	72	71	80	69	4.5%
Life Insurance	98	103	105	114	103	5.1%
Group Protection	55	63	61	70	60	9.1%
Other Operations	26	32	7	25	14	-46.2%
Total	$342	$371	$350	$405	$356	4.1%

General and Administrative Expenses,
Net of Amounts Capitalized, As a Percentage
of Operating Revenues
Annuities	12.4%	12.3%	12.6%	13.1%	12.1%
Retirement Plan Services	25.6%	26.6%	26.2%	29.4%	25.5%
Life Insurance	7.9%	8.0%	8.1%	8.5%	7.7%
Group Protection	10.0%	11.0%	10.9%	12.1%	9.8%
Other Operations	25.7%	32.4%	6.3%	22.1%	12.7%
Total	11.7%	12.2%	11.4%	12.7%	11.0%

Lincoln Financial Group
Operating Commissions and Other Expenses
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/13	6/30/13	9/30/13	12/31/13	3/31/14	Change
Operating Commissions and
Other Expenses Incurred
General and administrative expenses	$395	$426	$406	$493	$404	2.3%
Commissions	514	570	564	605	572	11.3%
Media expenses	15	15	15	16	14	-6.7%
Taxes, licenses and fees	67	52	70	48	81	20.9%
Interest and debt expense	64	65	67	68	67	4.7%
Expenses associated with reserve financing
and unrelated letters of credit	16	16	16	16	17	6.3%
Total operating commissions and other
expenses incurred	1,071	1,144	1,138	1,246	1,155	7.8%

Less Amounts Capitalized
General and administrative expenses	(53)	(55)	(56)	(88)	(48)	9.4%
Commissions	(280)	(339)	(321)	(349)	(310)	-10.7%
Taxes, licenses and fees	(10)	(10)	(7)	(8)	(8)	20.0%
Total amounts capitalized	(343)	(404)	(384)	(445)	(366)	-6.7%
Total expenses incurred, net of amounts
capitalized, excluding amortization	728	740	754	801	789	8.4%

Amortization
Amortization of DAC and VOBA	227	221	239	245	247	8.8%
Amortization of intangibles	1	1	1	1	1	0.0%
Total amortization	228	222	240	246	248	8.8%
Total operating commissions and
other expenses	$956	$962	$994	$1,047	$1,037	8.5%

Lincoln Financial Group
Interest Rate Yields and Spreads By Segment
Unaudited

	For the Three Months Ended
	3/31/13	6/30/13	9/30/13	12/31/13	3/31/14	Change
Annuities
Investments on reserves, excluding alternative investments	4.78%	4.66%	4.54%	4.55%	4.55%	(23)
Prepayment and make whole premiums	0.09%	0.37%	0.10%	0.17%	0.08%	(1)
Net investment income yield on reserves	4.87%	5.03%	4.64%	4.72%	4.63%	(24)
Interest rate credited to contract holders	2.77%	2.85%	2.86%	2.91%	2.81%	4
Interest rate spread	2.10%	2.18%	1.78%	1.81%	1.82%	(28)

Retirement Plan Services
Investments on reserves, excluding alternative investments	5.02%	5.01%	4.97%	4.85%	4.89%	(13)
Prepayment and make whole premiums	0.10%	0.24%	0.18%	0.21%	0.12%	2
Net investment income yield on reserves	5.12%	5.25%	5.15%	5.06%	5.01%	(11)
Interest rate credited to contract holders	3.14%	3.11%	3.12%	3.08%	3.06%	(8)
Interest rate spread	1.98%	2.14%	2.03%	1.98%	1.95%	(3)

Life Insurance
Attributable to interest-sensitive products:
Investments on reserves, excluding alternative investments	5.60%	5.57%	5.54%	5.48%	5.46%	(14)
Prepayment and make whole premiums	0.03%	0.15%	0.08%	0.16%	0.04%	1
Alternative investments	0.00%	0.18%	0.14%	0.13%	0.18%	18
Net investment income yield on reserves	5.63%	5.90%	5.76%	5.77%	5.68%	5
Interest rate credited to contract holders	3.92%	3.92%	3.93%	3.96%	3.94%	2
Interest rate spread	1.71%	1.98%	1.83%	1.81%	1.74%	3

Attributable to traditional products:
Investments on reserves, excluding alternative investments	5.70%	5.60%	5.57%	5.59%	5.87%	17
Prepayment and make whole premiums	0.05%	0.12%	0.03%	0.37%	0.22%	17
Net investment income yield on reserves	5.75%	5.72%	5.60%	5.96%	6.09%	34

Lincoln Financial Group
Select Investment Data
Unaudited (millions of dollars)

	As of 3/31/13		As of 12/31/13		As of 3/31/14
	Amount	%	Amount	%	Amount	%
AFS and Trading Securities, at Fair Value
AFS securities:
Corporate bonds	$69,274	80.5%	$68,937	82.8%	$71,681	83.3%
U.S. government bonds	432	0.5%	367	0.5%	388	0.5%
Foreign government bonds	626	0.7%	549	0.7%	559	0.6%
Mortgage-backed securities	6,542	7.6%	5,078	6.1%	4,944	5.7%
Asset-backed collateralized debt obligations	173	0.2%	225	0.3%	241	0.3%
State and municipal bonds	4,430	5.1%	3,918	4.7%	4,204	4.9%
Hybrid and redeemable preferred securities	1,234	1.4%	1,004	1.2%	971	1.1%
VIEs’ fixed maturity securities	708	0.8%	697	0.8%	597	0.7%
Equity securities	148	0.2%	201	0.2%	207	0.2%
Total AFS securities	83,567	97.1%	80,976	97.3%	83,792	97.3%
Trading securities	2,528	2.9%	2,282	2.7%	2,316	2.7%
Total AFS and trading securities	$86,095	100.0%	$83,258	100.0%	$86,108	100.0%

AFS and Trading Securities, at Amortized Cost
Fixed maturity securities	$76,883	99.8%	$79,062	99.8%	$79,876	99.8%
Equity securities	131	0.2%	182	0.2%	186	0.2%
Total AFS and trading securities	$77,014	100.0%	$79,244	100.0%	$80,062	100.0%

Percentage of Fixed Maturity AFS Securities, at Amortized Cost
Investment grade		94.7%		95.3%		95.2%
Below investment grade		5.3%		4.7%		4.8%

	For the Three Months Ended
	3/31/13	6/30/13	9/30/13	12/31/13	3/31/14	Change
Net Investment Income	$1,150	$1,213	$1,180	$1,211	$1,208	5.0%

Average Invested Assets, at Amortized Cost	87,690	89,009	89,910	90,395	91,027	3.8%

Net Investment Income Yield	5.25%	5.45%	5.25%	5.36%	5.31%	6

Lincoln Financial Group
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/13	6/30/13	9/30/13	12/31/13	3/31/14	Change
Realized Gain (Loss), Pre-Tax
Total operating realized gain (loss)	$32	$34	$37	$36	$40	25.0%
Total excluded realized gain (loss)	(91)	(51)	(65)	(66)	(58)	36.3%
Total realized gain (loss), pre-tax	$(59)	$(17)	$(28)	$(30)	$(18)	69.5%

Realized Gain (Loss) Net of Benefit Ratio
Unlocking, After-Tax
Realized gain (loss) related to investments	$(4)	$(22)	$(7)	$2	$(17)	NM
Variable annuity net derivative results:
Hedge program performance, including unlocking
for GLB reserves hedged	1	5	6	(12)	(14)	NM
GLB non-performance risk component	(35)	(16)	(22)	(15)	7	120.0%
Total variable annuity net derivative results	(34)	(11)	(16)	(27)	(7)	79.4%
Indexed annuity forward-starting option	(8)	(2)	(7)	(6)	(12)	-50.0%
Excluded realized gain (loss) net of
benefit ratio unlocking, after-tax	$(46)	$(35)	$(30)	$(31)	$(36)	21.7%

Components of Realized Gain (Loss)
Related to Investments, After-Tax
OTTI	$(9)	$(12)	$(12)	$(12)	$(2)	78.6%
Other realized gain (loss) related to
certain investments	(1)	(4)	(9)	(4)	(2)	NM
Gain (loss) on the mark-to-market
on certain instruments	6	(6)	14	18	(13)	NM
Total realized gain (loss) related
to investments, after-tax	$(4)	$(22)	$(7)	$2	$(17)	NM

Lincoln Financial Group
Select Liquidity and Rating Agency Data
Unaudited (millions of dollars)

	As of
	3/31/13	6/30/13	9/30/13	12/31/13	3/31/14	Change
Leverage Ratio
Short-term debt	$706	$506	$503	$501	$-	-100.0%
Long-term debt	4,889	5,050	5,365	5,320	5,380	10.0%
Total debt	5,595	5,556	5,868	5,821	5,380	-3.8%
Less:
Long-term operating debt (1)	1,122	1,122	1,122	1,122	1,122	0.0%
75% of capital securities	908	908	908	909	909	0.1%
Carrying value of fair value hedges	227	139	105	59	120	-47.1%
Total numerator	$3,338	$3,387	$3,733	$3,731	$3,229	-3.3%

Stockholders’ equity, excluding AOCI	$11,281	$11,424	$11,639	$11,890	$12,033	6.7%
Total debt	5,595	5,556	5,868	5,821	5,380	-3.8%
Total denominator	$16,876	$16,980	$17,507	$17,711	$17,413	3.2%

Leverage ratio	19.8%	19.9%	21.3%	21.1%	18.5%

Holding Company Available Liquidity	$647	$693	$1,041	$1,186	$562	-13.1%

			Ratings as of April 30, 2014
						Standard
			A.M. Best	Fitch	Moody's	& Poor's
Senior Debt Ratings			a-	BBB+	Baa1	A-

Financial Strength Ratings
Lincoln National Life Insurance Company			A+	A+	A1	AA-
First Penn-Pacific Life Insurance Company			A	A+	A1	A-
Lincoln Life & Annuity Company of New York			A+	A+	A1	AA-

(1) We have categorized as operating debt the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing statutory reserves associated with secondary guarantee UL and term policies and the senior note issued in September 2008 by our primary insurance subsidiary.

Lincoln Financial Group
Annuities – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended
	3/31/13	6/30/13	9/30/13	12/31/13	3/31/14	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$33	$24	$30	$28	$45	36.4%
Fee income	369	391	417	454	464	25.7%
Net investment income	257	273	254	260	259	0.8%
Operating realized gain (loss)	31	33	36	36	39	25.8%
Other revenues	87	96	105	108	102	17.2%
Total operating revenues	777	817	842	886	909	17.0%
Operating expenses:
Interest credited	153	157	153	161	154	0.7%
Benefits	65	62	78	68	87	33.8%
Commissions incurred	229	274	250	267	250	9.2%
Other expenses incurred	194	202	213	234	217	11.9%
Amounts capitalized	(163)	(213)	(181)	(193)	(165)	-1.2%
Amortization	105	92	90	97	100	-4.8%
Total operating expenses	583	574	603	634	643	10.3%
Income (loss) from operations before taxes	194	243	239	252	266	37.1%
Federal income tax expense (benefit)	35	48	41	53	50	42.9%
Income (loss) from operations	$159	$195	$198	$199	$216	35.8%

Effective Federal Income Tax Rate	18.0%	19.8%	17.2%	21.0%	18.7%

Average Equity, Excluding Goodwill and AOCI	$2,977	$2,978	$3,009	$3,079	$3,225	8.3%

ROE, Excluding Goodwill	21.3%	26.1%	26.3%	25.9%	26.8%

Return on Average Account Values	64	75	74	71	75	11

Account Values
Separate account values:
Average	$78,489	$82,301	$85,151	$90,711	$94,058	19.8%
End-of-period	80,312	81,764	87,415	93,822	95,512	18.9%
General account values:
Average	21,056	21,260	21,339	21,284	21,224	0.8%
End-of-period	21,102	21,329	21,284	21,268	21,272	0.8%

Lincoln Financial Group
Retirement Plan Services – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended
	3/31/13	6/30/13	9/30/13	12/31/13	3/31/14	Change
Income (Loss) from Operations
Operating revenues:
Fee income	$56	$58	$59	$60	$61	8.9%
Net investment income	202	211	207	208	207	2.5%
Other revenues	2	2	3	3	3	50.0%
Total operating revenues	260	271	269	271	271	4.2%
Operating expenses:
Interest credited	117	117	118	118	118	0.9%
Commissions incurred	18	18	18	18	18	0.0%
Other expenses incurred	77	79	78	89	80	3.9%
Amounts capitalized	(9)	(7)	(7)	(9)	(8)	11.1%
Amortization	9	10	18	11	10	11.1%
Total operating expenses	212	217	225	227	218	2.8%
Income (loss) from operations before taxes	48	54	44	44	53	10.4%
Federal income tax expense (benefit)	13	15	11	10	14	7.7%
Income (loss) from operations	$35	$39	$33	$34	$39	11.4%

Effective Federal Income Tax Rate	27.2%	27.1%	24.1%	24.3%	26.3%

Average Equity, Excluding Goodwill and AOCI	$908	$970	$983	$979	$969	6.7%

ROE, Excluding Goodwill	15.5%	16.2%	13.5%	13.7%	16.1%

Pre-tax Net Margin	33.7%	34.9%	29.0%	28.9%	34.5%

Return on Average Account Values	31	33	27	27	30	(1)

Average Account Values
Separate account	$13,970	$14,311	$14,481	$14,920	$15,122	8.2%
Mutual fund	16,595	17,797	18,741	20,316	20,965	26.3%
General account	14,809	14,970	15,122	15,260	15,373	3.8%

Net Flows - Trailing Twelve Months	$1,119	$1,261	$1,249	$793	$88	-92.1%

Lincoln Financial Group
Life Insurance – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended
	3/31/13	6/30/13	9/30/13	12/31/13	3/31/14	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$113	$119	$125	$129	$132	16.8%
Fee income	533	534	556	581	574	7.7%
Net investment income	585	625	615	627	624	6.7%
Operating realized gain (loss)	2	-	1	-	1	-50.0%
Other revenues	8	6	4	7	6	-25.0%
Total operating revenues	1,241	1,284	1,301	1,344	1,337	7.7%
Operating expenses:
Interest credited	320	325	329	332	334	4.4%
Benefits	505	500	476	496	541	7.1%
Commissions incurred	139	146	157	174	163	17.3%
Other expenses incurred	169	168	183	194	182	7.7%
Amounts capitalized	(157)	(166)	(175)	(204)	(178)	-13.4%
Amortization	98	110	121	118	117	19.4%
Total operating expenses	1,074	1,083	1,091	1,110	1,159	7.9%
Income (loss) from operations before taxes	167	201	210	234	178	6.6%
Federal income tax expense (benefit)	55	66	70	77	58	5.5%
Income (loss) from operations	$112	$135	$140	$157	$120	7.1%

Effective Federal Income Tax Rate	32.9%	33.0%	33.4%	32.8%	32.7%

Average Equity, Excluding Goodwill and AOCI	$5,998	$6,125	$6,196	$6,058	$5,989	-0.2%

ROE, Excluding Goodwill	7.5%	8.8%	9.1%	10.4%	8.0%

Average Account Values	$37,671	$38,231	$38,801	$39,636	$40,333	7.1%

In-Force Face Amount
UL and other	$311,588	$314,093	$315,763	$318,444	$319,414	2.5%
Term insurance	282,463	286,939	292,375	298,373	303,200	7.3%
Total in-force face amount	$594,051	$601,032	$608,138	$616,817	$622,614	4.8%

Lincoln Financial Group
Group Protection – Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/13	6/30/13	9/30/13	12/31/13	3/31/14	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$508	$531	$516	$529	$562	10.6%
Net investment income	39	42	41	43	45	15.4%
Other revenues	3	2	4	3	3	0.0%
Total operating revenues	550	575	561	575	610	10.9%
Operating expenses:
Interest credited	1	1	1	1	1	0.0%
Benefits	384	397	382	396	423	10.2%
Commissions incurred	63	62	62	65	66	4.8%
Other expenses incurred	80	90	90	116	87	8.8%
Amounts capitalized	(15)	(18)	(20)	(38)	(16)	-6.7%
Amortization	15	9	10	18	19	26.7%
Total operating expenses	528	541	525	558	580	9.8%
Income (loss) from operations before taxes	22	34	36	17	30	36.4%
Federal income tax expense (benefit)	8	12	13	6	10	25.0%
Income (loss) from operations	$14	$22	$23	$11	$20	42.9%

Effective Federal Income Tax Rate	35.0%	35.0%	35.0%	34.9%	35.0%

Average Equity, Excluding Goodwill and AOCI	$1,036	$1,062	$1,083	$1,121	$1,157	11.7%

ROE, Excluding Goodwill	5.6%	8.4%	8.6%	3.9%	6.8%

Loss Ratios by Product Line
Life	80.1%	77.1%	74.2%	79.3%	76.1%
Disability	69.1%	70.1%	73.2%	70.7%	73.6%
Dental	77.4%	74.1%	71.5%	70.2%	74.0%
Total non-medical	74.8%	73.5%	73.4%	74.3%	74.8%
Medical	89.3%	88.8%	88.3%	88.5%	87.6%

Lincoln Financial Group
Other Operations – Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/13	6/30/13	9/30/13	12/31/13	3/31/14	Change
Other Operations
Operating revenues:
Net investment income	$66	$63	$63	$73	$73	10.6%
Amortization of deferred gain on
business sold through reinsurance	18	18	18	18	18	0.0%
Media revenues	17	19	18	18	15	-11.8%
Other revenues	1	2	1	2	-	-100.0%
Total operating revenues	102	102	100	111	106	3.9%
Operating expenses:
Interest credited	27	28	26	27	27	0.0%
Benefits	27	29	29	28	30	11.1%
Media expenses	15	15	15	16	14	-6.7%
Commissions and other expenses	25	26	5	6	14	-44.0%
Interest and debt expenses	64	65	67	68	67	4.7%
Total operating expenses	158	163	142	145	152	-3.8%
Income (loss) from operations before taxes	(56)	(61)	(42)	(34)	(46)	17.9%
Federal income tax expense (benefit)	(21)	(21)	(15)	(15)	(16)	23.8%
Income (loss) from operations	$(35)	$(40)	$(27)	$(19)	$(30)	14.3%

Lincoln Financial Group
Consolidated – DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/13	6/30/13	9/30/13	12/31/13	3/31/14	Change
DAC and VOBA
Balance as of beginning-of-period	$6,667	$6,936	$8,214	$8,500	$8,886	33.3%
Business sold through reinsurance	-	-	2	2	-	NM
Deferrals	343	404	384	445	366	6.7%
Operating amortization	(227)	(221)	(239)	(245)	(247)	-8.8%
Deferrals, net of operating amortization	116	183	145	200	119	2.6%
Amortization associated with benefit ratio unlocking	(2)	1	(3)	(2)	(1)	50.0%
Adjustment related to realized (gains) losses	4	(11)	(7)	6	(8)	NM
Adjustment related to unrealized (gains) losses	151	1,105	149	180	(542)	NM
Balance as of end-of-period	$6,936	$8,214	$8,500	$8,886	$8,454	21.9%

DSI
Balance as of beginning-of-period	$253	$249	$266	$267	$267	5.5%
Deferrals	3	3	2	3	3	0.0%
Operating amortization	(12)	(9)	(2)	(10)	(10)	16.7%
Deferrals, net of operating amortization	(9)	(6)	-	(7)	(7)	22.2%
Adjustment related to realized (gains) losses	-	(1)	-	-	-	NM
Adjustment related to unrealized (gains) losses	5	24	1	7	(4)	NM
Balance as of end-of-period	$249	$266	$267	$267	$256	2.8%

DFEL
Balance as of beginning-of-period	$1,373	$1,351	$1,819	$1,861	$1,938	41.2%
Deferrals	83	81	75	81	81	-2.4%
Operating amortization	(55)	(44)	(68)	(62)	(65)	-18.2%
Deferrals, net of operating amortization	28	37	7	19	16	-42.9%
Adjustment related to realized (gains) losses	1	(1)	(1)	-	(2)	NM
Adjustment related to unrealized (gains) losses	(51)	432	36	58	(245)	NM
Balance as of end-of-period	$1,351	$1,819	$1,861	$1,938	$1,707	26.4%

Lincoln Financial Group
Annuities – DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/13	6/30/13	9/30/13	12/31/13	3/31/14	Change
DAC and VOBA
Balance as of beginning-of-period	$2,092	$2,196	$2,507	$2,609	$2,770	32.4%
Deferrals	164	213	182	193	165	0.6%
Operating amortization	(105)	(92)	(90)	(97)	(100)	4.8%
Deferrals, net of operating amortization	59	121	92	96	65	10.2%
Amortization associated with benefit ratio unlocking	(2)	1	(3)	(2)	(1)	50.0%
Adjustment related to realized (gains) losses	8	(9)	(3)	11	(4)	NM
Adjustment related to unrealized (gains) losses	39	198	16	56	(46)	NM
Balance as of end-of-period	$2,196	$2,507	$2,609	$2,770	$2,784	26.8%

DSI
Balance as of beginning-of-period	$249	$246	$262	$261	$259	4.0%
Deferrals	2	2	2	2	2	0.0%
Operating amortization	(11)	(9)	(5)	(11)	(10)	9.1%
Deferrals, net of operating amortization	(9)	(7)	(3)	(9)	(8)	11.1%
Adjustment related to realized (gains) losses	-	(1)	-	-	-	NM
Adjustment related to unrealized (gains) losses	6	24	2	7	(3)	NM
Balance as of end-of-period	$246	$262	$261	$259	$248	0.8%

DFEL
Balance as of beginning-of-period	$258	$261	$262	$263	$265	2.7%
Deferrals	5	6	7	8	8	60.0%
Operating amortization	(5)	(4)	(5)	(6)	(7)	-40.0%
Deferrals, net of operating amortization	-	2	2	2	1	NM
Adjustment related to realized (gains) losses	2	(2)	(1)	-	(2)	NM
Adjustment related to unrealized (gains) losses	1	1	-	-	-	-100.0%
Balance as of end-of-period	$261	$262	$263	$265	$264	1.1%

Lincoln Financial Group
Retirement Plan Services, Life Insurance and Group Protection – DAC, VOBA and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/13	6/30/13	9/30/13	12/31/13	3/31/14	Change
DAC and VOBA – Retirement Plan Services
Balance as of beginning-of-period	$102	$69	$162	$160	$173	69.6%
Deferrals	9	7	7	9	8	-11.1%
Operating amortization	(9)	(10)	(18)	(11)	(10)	-11.1%
Deferrals, net of operating amortization	-	(3)	(11)	(2)	(2)	NM
Adjustment related to unrealized (gains) losses	(33)	96	9	15	(6)	81.8%
Balance as of end-of-period	$69	$162	$160	$173	$165	139.1%

DAC and VOBA – Life Insurance
Balance as of beginning-of-period	$4,281	$4,480	$5,344	$5,520	$5,713	33.5%
Business sold through reinsurance	-	-	2	2	-	NM
Deferrals	157	166	175	204	178	13.4%
Operating amortization	(98)	(110)	(121)	(118)	(117)	-19.4%
Deferrals, net of operating amortization	59	56	54	86	61	3.4%
Adjustment related to realized (gains) losses	(4)	(1)	(4)	(5)	(4)	0.0%
Adjustment related to unrealized (gains) losses	144	809	124	110	(492)	NM
Balance as of end-of-period	$4,480	$5,344	$5,520	$5,713	$5,278	17.8%

DFEL – Life Insurance
Balance as of beginning-of-period	$1,115	$1,090	$1,556	$1,597	$1,673	50.0%
Deferrals	77	75	68	73	73	-5.2%
Operating amortization	(49)	(40)	(63)	(55)	(58)	-18.4%
Deferrals, net of operating amortization	28	35	5	18	15	-46.4%
Adjustment related to realized (gains) losses	(1)	-	(1)	(1)	(1)	0.0%
Adjustment related to unrealized (gains) losses	(52)	431	37	59	(244)	NM
Balance as of end-of-period	$1,090	$1,556	$1,597	$1,673	$1,443	32.4%

DAC and VOBA – Group Protection
Balance as of beginning-of-period	$192	$192	$201	$211	$230	19.8%
Deferrals	15	18	20	37	16	6.7%
Operating amortization	(15)	(9)	(10)	(18)	(19)	-26.7%
Deferrals, net of operating amortization	-	9	10	19	(3)	NM
Balance as of end-of-period	$192	$201	$211	$230	$227	18.2%

Lincoln Financial Group
Annuities – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/13	6/30/13	9/30/13	12/31/13	3/31/14	Change
Fixed Annuities
Balance as of beginning-of-period	$18,438	$18,539	$18,494	$18,457	$18,552	0.6%
Gross deposits	280	264	233	279	432	54.3%
Withdrawals and deaths	(435)	(462)	(462)	(440)	(424)	2.5%
Net flows	(155)	(198)	(229)	(161)	8	105.2%
Reinvested interest credited	254	150	190	254	168	-33.9%
Sales inducements deferred	2	3	2	2	2	0.0%
Balance as of end-of-period, gross	18,539	18,494	18,457	18,552	18,730	1.0%
Reinsurance ceded	(811)	(796)	(779)	(759)	(744)	8.3%
Balance as of end-of-period, net	$17,728	$17,698	$17,678	$17,793	$17,986	1.5%

Variable Annuities
Balance as of beginning-of-period	$78,906	$83,687	$85,395	$91,021	$97,298	23.3%
Gross deposits	2,939	3,917	3,407	3,454	2,947	0.3%
Withdrawals and deaths	(1,899)	(2,016)	(1,943)	(2,103)	(2,260)	-19.0%
Net flows	1,040	1,901	1,464	1,351	687	-33.9%
Change in market value and reinvestment	3,741	(193)	4,162	4,926	813	-78.3%
Balance as of end-of-period, gross	83,687	85,395	91,021	97,298	98,798	18.1%
Reinsurance ceded	(1)	-	-	(1)	-	100.0%
Balance as of end-of-period, net	$83,686	$85,395	$91,021	$97,297	$98,798	18.1%

Total
Balance as of beginning-of-period	$97,344	$102,226	$103,889	$109,478	$115,850	19.0%
Gross deposits	3,219	4,181	3,640	3,733	3,379	5.0%
Withdrawals and deaths	(2,334)	(2,478)	(2,405)	(2,543)	(2,684)	-15.0%
Net flows	885	1,703	1,235	1,190	695	-21.5%
Change in market value and reinvestment	3,995	(43)	4,352	5,180	981	-75.4%
Sales inducements deferred	2	3	2	2	2	0.0%
Balance as of end-of-period, gross	102,226	103,889	109,478	115,850	117,528	15.0%
Reinsurance ceded	(812)	(796)	(779)	(760)	(744)	8.4%
Balance as of end-of-period, net	$101,414	$103,093	$108,699	$115,090	$116,784	15.2%

Lincoln Financial Group
Retirement Plan Services – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/13	6/30/13	9/30/13	12/31/13	3/31/14	Change
Small Market
Balance as of beginning-of-period	$7,001	$7,373	$7,377	$7,695	$8,203	17.2%
Gross deposits	407	366	362	548	470	15.5%
Withdrawals and deaths	(409)	(369)	(375)	(434)	(510)	-24.7%
Net flows	(2)	(3)	(13)	114	(40)	NM
Transfers between fixed and variable accounts	(14)	1	-	8	-	100.0%
Change in market value and reinvestment	388	6	331	386	60	-84.5%
Balance as of end-of-period	$7,373	$7,377	$7,695	$8,203	$8,223	11.5%

Mid – Large Market
Balance as of beginning-of-period	$21,050	$22,776	$23,486	$25,059	$26,468	25.7%
Gross deposits	1,099	1,093	1,338	945	1,111	1.1%
Withdrawals and deaths	(532)	(542)	(881)	(884)	(1,213)	NM
Net flows	567	551	457	61	(102)	NM
Transfers between fixed and variable accounts	13	7	(14)	(1)	9	-30.8%
Change in market value and reinvestment	1,146	152	1,130	1,349	333	-70.9%
Balance as of end-of-period	$22,776	$23,486	$25,059	$26,468	$26,708	17.3%

Multi-Fund® and Other
Balance as of beginning-of-period	$15,880	$16,293	$16,234	$16,555	$16,947	6.7%
Gross deposits	161	158	160	150	177	9.9%
Withdrawals and deaths	(382)	(369)	(385)	(432)	(396)	-3.7%
Net flows	(221)	(211)	(225)	(282)	(219)	0.9%
Change in market value and reinvestment	634	152	546	674	192	-69.7%
Balance as of end-of-period	$16,293	$16,234	$16,555	$16,947	$16,920	3.8%

Total
Balance as of beginning-of-period	$43,931	$46,442	$47,097	$49,309	$51,618	17.5%
Gross deposits	1,667	1,617	1,860	1,643	1,758	5.5%
Withdrawals and deaths	(1,323)	(1,280)	(1,641)	(1,750)	(2,119)	-60.2%
Net flows	344	337	219	(107)	(361)	NM
Transfers between fixed and variable accounts	(1)	8	(14)	7	9	NM
Change in market value and reinvestment	2,168	310	2,007	2,409	585	-73.0%
Balance as of end-of-period	$46,442	$47,097	$49,309	$51,618	$51,851	11.6%

Lincoln Financial Group
Life Insurance – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/13	6/30/13	9/30/13	12/31/13	3/31/14	Change
Interest-Sensitive Life
Balance as of beginning-of-period	$32,432	$32,817	$33,108	$33,366	$33,721	4.0%
Deposits	998	966	938	1,017	869	-12.9%
Withdrawals and deaths	(187)	(247)	(255)	(208)	(292)	-56.1%
Net flows	811	719	683	809	577	-28.9%
Contract holder assessments	(743)	(748)	(752)	(785)	(741)	0.3%
Reinvested interest credited	317	320	327	331	329	3.8%
Balance as of end-of-period, gross	32,817	33,108	33,366	33,721	33,886	3.3%
Reinsurance ceded	(831)	(819)	(813)	(809)	(804)	3.2%
Balance as of end-of-period, net	$31,986	$32,289	$32,553	$32,912	$33,082	3.4%

VUL
Balance as of beginning-of-period	$6,523	$6,859	$6,972	$7,453	$8,094	24.1%
Deposits	242	287	292	428	397	64.0%
Withdrawals and deaths	(205)	(117)	(113)	(125)	(145)	29.3%
Net flows	37	170	179	303	252	NM
Contract holder assessments	(85)	(113)	(104)	(119)	(112)	-31.8%
Change in market value and reinvestment	384	56	406	457	120	-68.8%
Balance as of end-of-period, gross	6,859	6,972	7,453	8,094	8,354	21.8%
Reinsurance ceded	(827)	(815)	(849)	(893)	(884)	-6.9%
Balance as of end-of-period, net	$6,032	$6,157	$6,604	$7,201	$7,470	23.8%

Total
Balance as of beginning-of-period	$38,955	$39,676	$40,080	$40,819	$41,815	7.3%
Deposits	1,240	1,253	1,230	1,445	1,266	2.1%
Withdrawals and deaths	(392)	(364)	(368)	(333)	(437)	-11.5%
Net flows	848	889	862	1,112	829	-2.2%
Contract holder assessments	(828)	(861)	(856)	(904)	(853)	-3.0%
Change in market value and reinvestment	701	376	733	788	449	-35.9%
Balance as of end-of-period, gross	39,676	40,080	40,819	41,815	42,240	6.5%
Reinsurance ceded	(1,658)	(1,634)	(1,662)	(1,702)	(1,688)	-1.8%
Balance as of end-of-period, net	$38,018	$38,446	$39,157	$40,113	$40,552	6.7%

Lincoln Financial Group
Select Non-GAAP to GAAP Reconciliations
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/13	6/30/13	9/30/13	12/31/13	3/31/14	Change
Revenues
Operating revenues	$2,930	$3,049	$3,073	$3,187	$3,233	10.3%
Excluded realized gain (loss)	(91)	(51)	(65)	(66)	(58)	36.3%
Amortization of DFEL on benefit ratio unlocking	(1)	-	-	-	-	100.0%
Amortization of deferred gains arising from reserve
changes on business sold through reinsurance	1	1	1	1	1	0.0%
Total revenues	$2,839	$2,999	$3,009	$3,122	$3,176	11.9%

Excluded Realized Gain (Loss) Net of
Benefit Ratio Unlocking, After-Tax
Total excluded realized gain (loss)	$(60)	$(33)	$(43)	$(43)	$(38)	36.7%
Benefit ratio unlocking	14	(2)	13	12	2	-85.7%
Net gain (loss), after-tax	$(46)	$(35)	$(30)	$(31)	$(36)	21.7%

Net Income
Income (loss) from operations	$285	$351	$367	$382	$365	28.1%
Excluded realized gain (loss)	(60)	(33)	(43)	(43)	(38)	36.7%
Benefit ratio unlocking	14	(2)	13	12	2	-85.7%
Income (loss) from reserve changes (net of related
amortization) on business sold through reinsurance	-	1	-	-	-	NM
Net income (loss)	$239	$317	$337	$351	$329	37.7%

Earnings (Loss) Per Common Share – Diluted
Income (loss) from operations	$1.02	$1.27	$1.34	$1.40	$1.34	31.4%
Excluded realized gain (loss)	(0.21)	(0.11)	(0.16)	(0.15)	(0.14)	33.3%
Benefit ratio unlocking	0.05	(0.01)	0.05	0.04	0.01	-80.0%
Net income (loss)	$0.86	$1.15	$1.23	$1.29	$1.21	40.7%